Vanguard® Total World Bond ETF
Schedule of Investments (unaudited)
As of November 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Fund (51.6%)
Vanguard Total Bond Market ETF	4,023,896	292,779
International Bond Fund (48.4%)
Vanguard Total International Bond ETF	5,601,602	274,758
Total Investment Companies (Cost $655,187)		567,537
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 3.877% (Cost $188)	1,878	188
Total Investments (100.0%) (Cost $655,375)		567,725
Other Assets and Liabilities—Net (0.0%)		8
Net Assets (100%)		567,733
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At November 30, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Nov. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	410	NA1	NA1	—	—	2	—	188
Vanguard Total Bond Market ETF	298,702	25,443	24,042	(1,071)	(6,253)	1,914	—	292,779
Vanguard Total International Bond ETF	270,714	26,005	20,989	(2,008)	1,036	825	—	274,758
Total	569,826	51,448	45,031	(3,079)	(5,217)	2,741	—	567,725
1	Not applicable—purchases and sales are for temporary cash investment purposes.